SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): January 11, 2005, as amended on January 25, 2005

The Amended and Restated Pooling and Servicing Agreement, dated as of June 15, 2001, including the
Series 2002-1 Supplement, dated as of December 17, 2002, among Mellon Premium Finance Loan Owner
Trust, as transferor, AFCO Credit Corporation, as servicer, AFCO Acceptance Corporation, as servicer, Premium Financing Specialists of California, Inc., as back-up servicer, Premium
Financing Specialists of California, Inc., as back-up servicer, and Wells Fargo Bank Minnesota,
National Association, as trustee, in connection with the issuance of Mellon Bank Premium Finance
Loan Master Trust, Class A Floating Rate Asset-Backed Certificates and Class B Floating Rate
Asset-Backed Certificates, Series 2002-1.

MELLON BANK, N.A.

(Originator of Mellon Bank Premium Finance Loan Master Trust)
(Exact name of registrant as specified in its charter)

United States	333-99477 and 333-101671	25-0659306

(State or Other Jurisdiction of Incorporation)	(Commission File Numbers)	(I.R.S. Employer Identification No.)

One Mellon Center
Pittsburgh, Pennsylvania 15258
(412) 234-5000

(Address, including zip code, and telephone number, including area code, of registrant’s principal offices)

N/A
(Former name or former address, if changed since last report)

MELLON BANK PREMIUM FINANCE LOAN MASTER TRUST

(Exact name of registrant as specified in its charter)

New York	333-99477-02 and 333-101671-02	51-0015912

(State or Other Jurisdiction of Incorporation)	(Commission File Numbers)	(I.R.S. Employer Identification No.)

One Mellon Center
Pittsburgh, Pennsylvania 15258
(412) 234-5000

(Address, including zip code, and telephone number, including area code, of registrant’s principal offices)

N/A
(Former name or former address, if changed since last report)

MELLON PREMIUM FINANCE LOAN OWNER TRUST

(Exact name of registrant as specified in its charter)

Delaware	333-99477-01 and 333-101671-01	51-6522553

(State or Other Jurisdiction of Incorporation)	(Commission File Numbers)	(I.R.S. Employer Identification No.)

c/o Chase Manhattan Bank, USA, National Association
1201 North Market Street
Wilmington, DE 19801
(302) 428-3372

Carl Krasik, Esq.
Mellon Financial Corporation
Suite 1910
500 Grant Street
Pittsburgh, Pennsylvania 15258-0001
(412) 234-5222

(Address, including zip code, and telephone number, including area code, of registrant’s principal offices)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

     The Registrant hereby incorporates by reference the information contained in Exhibit 20 hereto in response to this Item 8.01.

Item 9.01. Financial Statements and Exhibits.

     (c) Exhibits

          20. Revised Monthly Certificateholders Statement

The Monthly Certificateholders Statement for December, 2004 originally filed as an exhibit to this Form 8-K (date of earliest event reported — January 11, 2005) erroneously reported certain information due to administrative errors relating to the End of Month Principal Receivables and the funding of the Series 2004-A. This resulted in an incorrect Minimum Transferor Interest, a Payout Event that should not have occurred and corresponding errors in several other line items of the report. The administrative error has been corrected thus resolving the issues that arose with the original report. The Monthly Certificateholders Statement for December, 2004 filed as Exhibit 20 hereto corrects such errors.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MELLON BANK, N.A.
	By:	/s/ MICHAEL A. BRYSON
		Name:	Michael A. Bryson
		Title:	Executive Vice President & Chief Financial Officer

MELLON PREMIUM FINANCE LOAN OWNER TRUST By: Mellon Bank N.A., as Administrator
	By:	/s/ MICHAEL A. BRYSON
		Name:	Michael A. Bryson
		Title:	Executive Vice President & Chief Financial Officer

MELLON BAN K PREMIUM FINANCE LOAN MASTER TRUST By: Mellon Bank N.A., as Administrator
	By:	/s/ MICHAEL A. BRYSON
		Name:	Michael A. Bryson
Dated: January 28, 2005		Title:	Executive Vice President & Chief Financial Officer

INDEX OF EXHIBITS

Exhibit No.	Document Description	Method of Filing

20	Monthly Certificateholders Statement	Filed herewith